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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                November 21, 2003

                          KENTUCKY ELECTRIC STEEL, INC.
                (NOW KNOWN AS ASHLAND STEEL LIQUIDATING COMPANY)
             (Exact Name of Registrant as Specified in its Charter)





         DELAWARE                     0-22416                   61-1244541

(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)



                                  P.O. Box 3500
                          Ashland, Kentucky 41105-3500
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (606) 929-1222




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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     On November 21, 2003, the United States Bankruptcy Court for the Eastern District of Kentucky (the "Bankruptcy Court") entered an order dismissing the chapter 11 bankruptcy case of Ashland Steel Liquidating Company, formerly known as Kentucky Electric Steel, Inc. (the "Company"), authorizing the dissolution of the Company and approving the wind down of the Company's business affairs (the "Dismissal Order"), which is being filed as Exhibit 99.1 on this Form 8-K.

     As previously reported by the Company on Form 8-K filed with the Commission on September 11, 2003 and incorporated herein by reference, the Company sold substantially all of its operating assets to KES Acquisition Company, LLC. Pursuant to the Dismissal Order, the Company's remaining assets were abandoned to National City Bank of Kentucky, as Collateral Agent for the Company's Secured Lender Group, which held a valid, properly perfected lien on substantially all of the Company's assets. The Company retained only the limited right to use certain deposit accounts to wind down the Company's affairs pursuant to the wind down budget agreed to by the Company's Secured Lender Group and approved by the Bankruptcy Court as part of the Dismissal Order.

     Information as to the assets and liabilities of the Company as of November 29, 2003, the most recent practicable date since the date of the Dismissal Order, is set forth in the final unaudited monthly operating report prepared by the Company for the period from November 2, 2003 through November 29, 2003 is being filed as Exhibit 99.2 on this Form 8-K.

     As of April 4, 2003, the Company has 4,100,285 shares of common stock issued and outstanding. At this time, the Company does not foresee that there will be any distributions to its shareholders as a result of the dissolution of the Company and the wind down of the Company's business affairs. Any distributions to creditors and other liquidation expenses during the wind down of the Company's business affairs will be made substantially in accordance with the wind down budget appended to the Dismissal Order.

ITEM 5. OTHER EVENTS

     On February 19, 2004, the Company filed a Form 15 seeking to terminate the Company's status as a reporting public company. The dissolution of the Company authorized by the Dismissal Order was recognized by the State of Delaware, as of February 10, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is filed as part of this report on Form 8-K.

Exhibit
Number         Description
------         -----------

99.1           Dismissal Order of the U.S. Bankruptcy Court for the
               Eastern District of Kentucky dated November 21, 2003 dismissing the Company's Chapter 11 case, authorizing the dissolution of the Company and approving the wind down of the Company's business affairs.

99.2 Monthly Operating Report for period from November 2, 2003 through November 29, 2003.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KENTUCKY ELECTRIC STEEL, INC.


Date: February 19, 2004                     By:       /s/ William J. Jessie
                                                 -------------------------------
                                            Name:   William J. Jessie
                                            Title:  President and Chief
                                                    Operating Officer